UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: November 28, 2006
(Date of earliest event reported)
PRINCIPAL FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-16725	42-1520346
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer Identification
incorporation)		Number)
711 High Street, Des Moines, Iowa 50392
(Address of principal executive offices)
(515) 247-5111
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     On November 28, 2006, Principal Financial Group, Inc. (the “Company”) and Principal Financial Services, Inc. (“PFS”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”), providing for the offer and sale by the Company, and the full and unconditional guarantee by PFS, of $100,000,000 aggregate principal amount of 6.05% Senior Notes due October 15, 2036 (the “Notes”), pursuant to the registration statement on Form S-3 (File No. 333-111352), as amended (the “Registration Statement”). The Notes will be issued pursuant to a Senior Indenture, dated as of October 11, 2006, between the Company and The Bank of New York, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of October 16, 2006, among the Company, PFS and the Trustee. The Notes will constitute a further issuance of, will be fungible with and will form a single series with, the 6.05% Senior Notes due 2036 issued by the Company on October 16, 2006 in the aggregate principal amount of $500,000,000, resulting in the total aggregate principal amount of $600,000,000 of 6.05% Senior Notes due 2036. The closing of the sale of the Notes is expected to occur on or about December 5, 2006.
     The Underwriting Agreement includes customary representations, warranties and covenants by the Company. It also provides for customary indemnification by each of the Company and the Underwriters against certain liabilities arising out of or in connection with sale of the Notes and customary contribution provisions in respect of those liabilities.
     The foregoing description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement and which is attached hereto as Exhibit 1.1 to this report.
Item 9.01 Financial Statements and Exhibits
     The exhibit to this Current Report on Form 8-K is hereby incorporated by reference into the Registration Statement.
(d) Exhibits.

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated as of November 28, 2006, among Principal Financial Group, Inc., Principal Financial Services, Inc. and Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated, as underwriters.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRINCIPAL FINANCIAL GROUP, INC.
By:	/s/ Joyce N. Hoffman
	Name:	Joyce N. Hoffman
	Title:	Senior Vice President and Corporate Secretary

Date: December 4, 2006

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated as of November 28, 2006, among Principal Financial Group, Inc., Principal Financial Services, Inc. and Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated, as underwriters.